                                                                    Exhibit 24

                               POWER OF ATTORNEY

        The undersigned officer and/or director of Amscan Holdings, Inc., a Delaware corporation (the "Company"), hereby severally constitutes Gerald C. Rittenberg and James M. Harrison, and each of them singly, as my true and lawful attorney-in-fact with full power to them, and each of them singly, to sign for me and in my name and in my capacity as officer and/or director of the Company, any and all amendments to the Registration Statement on Form S-1 (Registration No. 333-14107) relating to the offer and sale of shares of the Company's Common Stock, $0.10 par value, which amendments may be filed pursuant to the Securities Act of 1933, as amended, and, in general, to do all such things in my name and behalf and in my capacity as officer and/or director of the Company to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, including the signing and filing of such amendments, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, and all that my said attorneys may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set her hand this 26th day of November, 1996.

                                                 /s/ Christine Svenningsen
                                                 -------------------------
                                                 Christine Svenningsen

                                                                    Exhibit 24

                               POWER OF ATTORNEY

        The undersigned officer and/or director of Amscan Holdings, Inc., a Delaware corporation (the "Company"), hereby severally constitutes Gerald C. Rittenberg and James M. Harrison, and each of them singly, as my true and lawful attorney-in-fact with full power to them, and each of them singly, to sign for me and in my name and in my capacity as officer and/or director of the Company, any and all amendments to the Registration Statement on Form S-1 (Registration No. 333-14107) relating to the offer and sale of shares of the Company's Common Stock, $0.10 par value, which amendments may be filed pursuant to the Securities Act of 1933, as amended, and, in general, to do all such things in my name and behalf and in my capacity as officer and/or director of the Company to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, including the signing and filing of such amendments, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, and all that my said attorneys may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of November, 1996.

                                                 /s/ James M. Harrison
                                                 -------------------------
                                                 James M. Harrison

                                                                    Exhibit 24

                               POWER OF ATTORNEY

        The undersigned officer and director of Amscan Holdings, Inc., a Delaware corporation (the "Company"), hereby severally constitutes Gerald C. Rittenberg and James M. Harrison, and each of them singly, as my true and lawful attorney-in-fact with full power to them, and each of them singly, to sign for me and in my name and in my capacity as director and/or officer of the Company, any and all amendments to the Registration Statement on Form S-1 (Registration No. 333-14107) relating to the offer and sale of shares of the Company's Common Stock, $0.10 par value, which amendments may be filed pursuant to the Securities Act of 1933, as amended, and, in general, to do all such things in my name and behalf and in my capacity as officer and/or director of the Company to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, including the signing and filing of such amendments, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, and all that my said attorneys may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of Oct., 1996.

                                                 /s/ John A. Svenningsen
                                                 -------------------------
                                                 John A. Svenningsen

                                                                    Exhibit 24

                               POWER OF ATTORNEY

        The undersigned officer and/or director of Amscan Holdings, Inc., a Delaware corporation (the "Company"), hereby severally constitutes Gerald C. Rittenberg and James M. Harrison, and each of them singly, as my true and lawful attorney-in-fact with full power to them, and each of them singly, to sign for me and in my name and in my capacity as officer and/or director of the Company, any and all amendments to the Registration Statement on Form S-1 (Registration No. 333-14107) relating to the offer and sale of shares of the Company's Common Stock, $0.10 par value, which amendments may be filed pursuant to the Securities Act of 1933, as amended, and, in general, to do all such things in my name and behalf and in my capacity as officer and/or director of the Company to enable the Company to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission, including the signing and filing of such amendments, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming my signature as it may be signed by my said attorneys, and all that my said attorneys may do or cause to be done by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 26th day of November, 1996.

                                                 /s/ Gerald C. Rittenberg
                                                 -------------------------
                                                 Gerald C. Rittenberg